EXHIBIT 99.2

Second Quarter 2007 Earnings Conference Call August 2, 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K as amended by our Form 10-K/A for the year ended December 31, 2006 filed on June 18, 2007 ("2006 Form 10-K") for the year ending December 31, 2006 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2006 Form 10-K. Forward-Looking Statements

Presentation Outline H E L I X E N E R G Y S O L U T I O N S Summary of Results Operational Highlights by Segment A. Contracting Services B. Oil & Gas Earnings Guidance Analysis Questions & Answers

Net Income Reconciliation Amount in Thousands Diluted EPS Net income before non-recurring items $65,786 $0.70 Equity loss and impairment charge in Cal Dive's minority investment in OTSL, net of tax <10,466> <0.11> Reserve for Cal Dive DOJ settlement, net of tax <2,000> <0.02> Gain on sale of Cal Dive diving asset 1,383 0.01 Minority interest adjustments for above items 2,999 0.03 Net income, as reported $57,702 $0.61

Summary of Results H E L I X E N E R G Y S O L U T I O N S Second Quarter Second Quarter First Quarter 2007 2006 2007 Revenues $410.6 $305.0 $396.1 Gross Profit $141.8 $131.7 $135.6 Margins 35% 43% 34% Net Income $65.8(2) $69.1 $55.8 Margins 16%(2) 23% 14% Diluted EPS $0.70(2) $0.83 $0.60 Adjusted EBITDAX(1) $191.7(2) $146.0 $170.7 Margins 47%(2) 48% 43% Note 1: See GAAP reconciliation on slide 26. Note 2: Excludes impact of non-recurring items: OTSL impairment , DOJ settlement accrual and sale of diving asset (see slide 4). ($ in millions, except per share data)

2Q 2007 2Q 2006 Contracting Services 269 224 Oil & Gas Production 141 81 Revenue and Gross Profit by Segment 2Q 2007 2Q 2006 Contracting Services 86 91 Oil & Gas Production 56 41 Contracting Services Oil & Gas 27% 35% 32% 39% 73% 65% 68% 61% Revenue Gross Profit

MARAD Other Long Term Debt Term B Facility ($ in millions) 6/30/07 12/31/06 12/31/05 Net Debt To Book Capitalization 40% 38% 43% Convertible Notes H E L I X E N E R G Y S O L U T I O N S Cal Dive Revolver

Contracting Services - Division Reporting (1) Second Quarter Second Quarter Second Quarter First Quarter First Quarter First Quarter First Quarter Revenues (A) 2007 2006 2006 2007 Deepwater Construction $82.3 $62.6 $62.6 $92.5 Shelf Construction 135.3 124.8 124.8 149.2 Well Operations 63.3 39.7 39.7 35.4 Reservoir/Well Tech 9.1 10.3 10.3 9.8 Contracting Services $290.0 $237.4 $237.4 $286.9 Gross Profit (A) Margin Margin Margin Deepwater Construction $20.8 25% $20.7 $20.7 33% $29.5 32% Shelf Construction 45.6 34% 60.9 60.9 49% 58.0 39% Well Operations 21.4 34% 7.9 7.9 20% 3.7 10% Reservoir/Well Tech 2.7 30% 3.3 3.3 32% 3.0 31% Contracting Services $90.5 31% $92.8 $92.8 39% $94.2 33% Equity in Earnings Production Facilities $7.0 $4.6 $4.6 $5.2 OTSL (minority owned by Cal Dive) ($11.8) ($0.2) ($0.2) $0.9 A. Amounts are before intercompany eliminations. See GAAP reconciliation on slide 27. (in millions, except percentages)

Second Quarter Second Quarter First Quarter Utilization 2007 2006 2007 Deepwater - Pipelay 70% 85% 93% - Robotics 86% 75% 70% Shelf Construction 63% 87% 70% Well Operations 94% 83% 65% Marco Polo Production Facility Throughput (MBOE) 3,532 2,951 2,978 Contracting Services - Division Reporting (2) H E L I X E N E R G Y S O L U T I O N S

Contracting Services - Images of the Quarter Canyon's ROV Drill Units being deployed on minerals project offshore Papua New Guinea Canyon takes possession of Olympic Canyon vessel to start 3 year charter Q4000 receives 60 day/year 3 year Well Intervention contract in GOM. Helix Producer I leaves dry-dock Intrepid completes dry-dock Well Ops SEA Pty completes subsea project for BHP in Griffin field offshore Australia

11

Contracting Services – Commentary



Express




T7504
Canyon

750 Trencher

Overall

- Revenues increased by 22% year over year and by 1% from Q1 due to asset additions and strengthening market conditions.
- Extensive asset downtime for regulatory maintenance skewed gross profitability downwards for the quarter, but we anticipate a return to 35% plus gross profit margins for the balance of the year.

Deepwater Construction

- The *Intrepid* was dry-docked during the quarter and the *Express* completed a legacy modest profit contract. Both assets are now fully booked through much of 2008 at good rates, with the *Express* due to leave for the significant contract for Allseas on the Reliance project, offshore India, during Q3.
- Canyon had a record quarter and contributed over 60% of the division gross profit. Demand for both ROV and pipe burial services were very strong and required the charter of several support vessels. A demanding pipe burial project which required rock cutting was completed offshore South Africa, and ROV drill work was started on a deepwater mining project offshore Papua, New Guinea.

Shelf Construction Cal Dive's fleet utilization was down 24 points year over year due to extensive catch up vessel maintenance. All key assets are now back to work and the outlook for the rest of the year is encouraging. See separate earnings release and conference call for this majority owned subsidiary. Well Operations The Seawell enjoyed a record quarter in the North Sea, with full utilization, and the highest effective average day rate ever achieved in her near twenty years of operations. The outlook for the second half has improved due to the replacement of a relinquished Q3 slot at higher rates. The Q4000 had a much better quarter and actually achieved 30% plus gross profit margins on the work she was able to execute. She will enter dry-dock in late August for the extensive station keeping upgrade and the installation of drilling equipment. Her medium term outlook has been boosted by the award of a 60 day/year 3 year well intervention contract at good rates. Contracting Services - Commentary (2)

Q2 also saw the completion of a very successful well operations project offshore Australia, using portable intervention equipment designed and built by SEATRAC. Early in Q3 we completed the acquisition of 100% of SEATRAC, which will now operate as our Well Ops SEA business unit. Reservoir/Well Tech Services Helix RDS did well to keep gross profit margins flat at 30% in a difficult market for the recruitment and retention of consulting personnel. Production Facilities Production throughput at Marco Polo improved by 18% from Q1 and reached 46,000 BOEPD by the end of the period. Throughput should be further boosted by two Genghis Khan wells coming online in the second half. Production throughput commenced at the Independence Hub in mid-July and the operator expects a significant ramp-up from existing fields by the end of the year. Contracting Services - Commentary (3)

Contracting Services Backlog (excl. Cal Dive) Internal External Equity Earnings PF(1) East 245.5 1178.1 333.6 Deepwater Pipelay Production Facilities(1) Global Well Ops Canyon Offshore East 415.6 583.6 567.3 190.7 Notes Production Facilities backlog consists of (i) expected equity earnings from Deepwater Gateway, L.L.C. and Independence Hub LLC and (ii) contracted revenue from the Helix Producer I Assumptions Backlog based on contracted work including LOI's Internal work for ERT (Q4000, Intrepid, Helix Producer I) Assumes minority partner on Phoenix Does not include any turnkey or EPIC projects; revenue does not include low margin procurement mark-ups Full year 2007 budgeted revenue and equity earnings is $530 MM $ in millions as of 7/1/2007 Total: $1.75 Billion 2007 2008 2009 2010 Post 2010 East 296.6 586.6 325.5 220.3 327.9

Oil & Gas - Financial Highlights Includes effect of NGLs. Second Quarter Second Quarter First Quarter 2007 2006 2007 Revenue (in millions) $142.1 $81.1 $131.0 Gross Profit (in millions) $55.7 $41.5 $48.6 Margin 39% 51% 37% Production (BCFe) Shelf 12.6 6.0 12.2 Deepwater 3.2 2.5 3.4 Average Commodity Prices (net of hedging impact): Oil / Bbl $62.32 $64.98 $56.36 Gas / Mcf $8.06 $8.04(A) $7.66 Hedge gain (in millions) $0.2 $1.4 $2.1

Oil & Gas - Statistics (A) Second Quarter Second Quarter Second Quarter Second Quarter First Quarter First Quarter 2007 2007 2006 2006 2007 2007 Total Per Mcfe Total Per Mcfe Total Per Mcfe Operating Expenses $22.9 $1.45 $9.7 $1.12 $22.0 $1.41 Exploration Expense (B) 3.0 0.19 (0.3) (0.04) 1.2 0.08 Repair & Maintenance 4.1 0.26 10.1 1.17 6.6 0.42 DD&A 48.5 3.08 17.8 2.06 46.9 3.01 Other 6.2 (C) 0.40 2.4 0.27 3.8 0.25 $84.7 $5.38 $39.7 $4.58 $80.5 $5.17 (A) Gulf of Mexico only. (B) Includes expenditures on seismic data. (c) Includes abandonment overruns related to hurricanes, net of insurance. (in millions, except per Mcfe data)

NOONAN 100% W.I. Exploration Program 12 of 12 Exploratory Wells Were Discoveries (1/07-7/07), 19 of 21 Since 7/06 Est. Discovered 2007 Reserves: 140 BCFE Proven: 330 BCFE P+P+P Est. Proven Finding & Development Cost < $2.50 MCFE E. Cameron 157 60 % W.I. Main Pass 232 50% W.I. E. Cameron 316 100 % W.I. East Cameron 339 2 wells, 100 % W.I. 1/07 to 7/07 DANNY 100% W.I. E. Cameron 169 100% W.I. High Island A-466 75% W.I. Brazos 436 90% W.I. Vermilion 348 100% W.I. S. Marsh Island 123 100% W.I. 1st Qtr. 07 Discoveries. 2nd Qtr. 07 Discoveries

2007 Production Estimate Q1 Actual 15.6 Bcfe New Developments Q3 Estimate Low Case 16.9 Bcfe High Case 21.3 Bcfe Q2 Actual 15.8 Bcfe Q4 Estimate Low Case 21.8 Bcfe High Case 27.4 Bcfe PDP Reserves PUD Reserves

Major Shelf Development Projects Project Name Working Interest % Estimated Initial Rate Predominant Hydrocarbon Phase (Net MMCFE/D) Est. 1st Production East Cameron 339 100 13 Oil Q3 2007 East Cameron 157/169 60/100 15 Gas Q3 2007 East Cameron 316 100 13 Gas Q3 2007 Brazos 436 90 6 Gas Q3 2008 High Island 466 75 8 Gas Q4 2008 Vermilion 348 100 8 Gas Q4 2008 Main Pass Project 20-50 14 Gas Q4 2008

Deepwater Development Projects Project Name Working Interest Estimated Initial Rate Predominant Hydrocarbon Phase 1st Production % (Net MMCFE/D) Est. Atwater Valley 426 "Bass Lite" 18 20 Gas Q1 2008 Garden Banks 506 "Danny" "Noonan" 100 100 Oil & Gas Q3 2008 Green Canyon 236/237 "Phoenix" 100 175 Oil Q3 2008

Helix Hedges - As Of July 31, 2007 H E L I X E N E R G Y S O L U T I O N S

Key Guidance Variables - YTD Performance Present Trend ($ in millions) A. Actual YTD revenues are before intercompany elimination. See GAAP reconciliation on slide 27. B. See GAAP reconciliation on slides 28 and 29 .

Key Guidance Variables - YTD Performance (2) Present Trend H E L I X E N E R G Y S O L U T I O N S

Key Guidance Variables - YTD Performance (3) Present Trend (in millions, except percentages) H E L I X E N E R G Y S O L U T I O N S (A) Net of interest income and capitalized interest

NON-GAAP MEASURE RECONCILIATIONS

Non-GAAP Measure Reconciliations H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S